SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 13(D) OF THE SECURITIES EXCHANGE ACT OF 1934

FEBRUARY 10, 2004
Date of Report (Date of earliest event reported)

HUMAN GENOME SCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-022962	22-3178468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14200 Shady Grove Road, Rockville, Maryland 20850-7464
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (301) 309-8504

9410 Key West Avenue, Rockville, Maryland 20850-3331
(Former Name or Former Address, if Changed Since Last Report)

Item 12. Disclosure of Results of Operations and Financial Condition

On February 10, 2004, Human Genome Sciences, Inc. issued a press release announcing its financial results for the twelve months ended December 31, 2003. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description

99.1	Press Release issued February 10, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMAN GENOME SCIENCES, INC.

HUMAN GENOME SCIENCES, INC.

Date: February 10, 2004	By:	/s/ Steven C. Mayer
Steven C. Mayer Executive Vice President and Chief Financial Officer